Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS SECOND-QUARTER 2023 RESULTS

LAS VEGAS - JULY 27, 2023 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2023.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “During the second quarter we once again proved our ability to deliver solid results in a challenging environment, thanks to our effective operating model, strong management teams and successful growth initiatives. We maintained our focus on building loyalty among our core customers while our operating teams continued to effectively manage expenses throughout the business, achieving strong companywide margins consistent with recent quarters. Property operating results were impacted by difficult year-over-year comparisons early in the quarter, while overall results were strengthened by our key growth initiatives, including online gaming and Sky River Casino. We remain confident in the overall direction of our business and our ability to create long-term value for our shareholders.”

Boyd Gaming reported second-quarter 2023 revenues of $917.0 million, up from $894.5 million in the second quarter of 2022. The Company reported net income of $192.5 million, or $1.89 per share, for the second quarter of 2023, increasing from $146.8 million, or $1.33 per share, for the year-ago period.

Total Adjusted EBITDAR(1) was $351.4 million in the second quarter of 2023, compared to $353.9 million in the second quarter of 2022. Adjusted Earnings(1) for the second quarter of 2023 were $161.3 million, or $1.58 per share, compared to $163.5 million, or $1.48 per share, for the same period in 2022.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

In the Las Vegas Locals segment, core customer trends remained solid while operating margins once again exceeded 50%; however, revenues and Adjusted EBITDAR declined year-over-year due to difficult comparisons to prior year.  The Downtown Las Vegas segment continued to benefit from growth in visitation throughout the downtown area, while second-quarter results were impacted by construction disruption at both the Fremont and Main Street Station. In the Midwest & South segment, while revenue and Adjusted EBITDAR were down year-over-year, both grew sequentially over the first quarter of 2023, as business trends continued to improve.

The Company’s Online segment benefitted from strong results at FanDuel’s operations in Ohio and Pennsylvania, as well as the addition of Boyd Interactive. Results in our Managed & Other business were driven by continued strength at Sky River Casino, which has performed ahead of expectations since opening in August 2022.

Dividend and Share Repurchase Program Update

Boyd Gaming paid a quarterly cash dividend of $0.16 per share on July 15, 2023, as previously announced.

As part of its ongoing share repurchase program, the Company repurchased $100 million in stock during the second quarter of 2023. As of June 30, 2023, the Company had approximately $533 million remaining under current repurchase authorizations.

Balance Sheet Statistics

As of June 30, 2023, Boyd Gaming had cash on hand of $260.8 million, and total debt of $3.0 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its second-quarter 2023 results today, July 27, at 5:00 p.m. Eastern.  The conference call number is (888) 886-7786, passcode 91078497.  Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://events.q4inc.com/attendee/634511924.

Following the call’s completion, a replay will be available by dialing (877) 674-7070 on Thursday, July 27, continuing through Thursday, August 3.  The conference number for the replay will be 078497.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2023	2022	2023	2022
Revenues
Gaming	$660,729	$684,925	$1,325,037	$1,352,879
Food & beverage	70,366	70,299	141,950	134,042
Room	49,761	49,904	99,826	92,313
Online	85,002	56,774	207,865	111,850
Management fee	17,446	—	37,476	—
Other	33,646	32,548	68,762	64,109
Total revenues	916,950	894,450	1,880,916	1,755,193
Operating costs and expenses
Gaming	249,999	254,500	499,794	504,542
Food & beverage	58,622	57,456	117,951	111,390
Room	18,580	17,285	35,700	33,275
Online	71,393	48,899	173,398	94,888
Other	11,003	11,678	22,570	22,614
Selling, general and administrative	99,070	95,662	199,389	187,709
Master lease rent expense (a)	27,099	26,654	53,927	52,960
Maintenance and utilities	37,591	34,517	73,617	67,407
Depreciation and amortization	62,220	66,757	123,780	129,235
Corporate expense	31,705	34,872	60,360	63,876
Project development, preopening and writedowns	5,201	912	(13,673)	(9,117)
Impairment of assets	—	—	4,537	—
Other operating items, net	438	188	658	286
Total operating costs and expenses	672,921	649,380	1,352,008	1,259,065
Operating income	244,029	245,070	528,908	496,128
Other expense (income)
Interest income	(2,715)	(483)	(20,860)	(903)
Interest expense, net of amounts capitalized	42,715	36,466	86,581	74,124
Loss on early extinguishments and modifications of debt	—	16,509	—	19,809
Other, net	522	3,750	626	3,497
Total other expense, net	40,522	56,242	66,347	96,527
Income before income taxes	203,507	188,828	462,561	399,601
Income tax provision	(11,053)	(42,065)	(70,376)	(89,910)
Net income	$192,454	$146,763	$392,185	$309,691

Basic net income per common share	$1.89	$1.33	$3.81	$2.79
Weighted average basic shares outstanding	102,025	110,118	102,818	111,151

Diluted net income per common share	$1.89	$1.33	$3.81	$2.78
Weighted average diluted shares outstanding	102,071	110,259	102,867	111,303

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2023	2022	2023	2022
Total Revenues by Segment
Las Vegas Locals	$230,940	$236,461	$471,210	$464,023
Downtown Las Vegas	52,991	53,899	109,548	103,383
Midwest & South	518,846	534,937	1,031,019	1,051,998
Online	85,002	56,774	207,865	111,850
Managed & Other	29,171	12,379	61,274	23,939
Total revenues	$916,950	$894,450	$1,880,916	$1,755,193

Adjusted EBITDAR by Segment
Las Vegas Locals	$118,395	$125,334	$244,555	$244,029
Downtown Las Vegas	19,652	22,123	42,019	40,512
Midwest & South	201,833	218,859	400,517	431,059
Online	13,400	7,678	34,023	16,566
Managed & Other	19,546	2,512	41,097	4,905
Corporate expense, net of share-based compensation expense (a)	(21,464)	(22,633)	(43,703)	(44,362)
Adjusted EBITDAR	351,362	353,873	718,508	692,709
Master lease rent expense (b)	(27,099)	(26,654)	(53,927)	(52,960)
Adjusted EBITDA	324,263	327,219	664,581	639,749

Other operating costs and expenses
Deferred rent	177	192	354	384
Depreciation and amortization	62,220	66,757	123,780	129,235
Share-based compensation expense	12,198	14,100	20,017	22,833
Project development, preopening and writedowns	5,201	912	(13,673)	(9,117)
Impairment of assets	—	—	4,537	—
Other operating items, net	438	188	658	286
Total other operating costs and expenses	80,234	82,149	135,673	143,621
Operating income	244,029	245,070	528,908	496,128
Other expense (income)
Interest income	(2,715)	(483)	(20,860)	(903)
Interest expense, net of amounts capitalized	42,715	36,466	86,581	74,124
Loss on early extinguishments and modifications of debt	—	16,509	—	19,809
Other, net	522	3,750	626	3,497
Total other expense, net	40,522	56,242	66,347	96,527
Income before income taxes	203,507	188,828	462,561	399,601
Income tax provision	(11,053)	(42,065)	(70,376)	(89,910)
Net income	$192,454	$146,763	$392,185	$309,691

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2023	2022	2023	2022
Corporate expense as reported on Condensed Consolidated Statements of Operations	$31,705	$34,872	$60,360	$63,876
Corporate share-based compensation expense	(10,241)	(12,239)	(16,657)	(19,514)
Corporate expense, net, as reported on the above table	$21,464	$22,633	$43,703	$44,362

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income to Adjusted Earnings

and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2023	2022	2023	2022
Net income	$192,454	$146,763	$392,185	$309,691
Pretax adjustments:
Project development, preopening and writedowns	5,201	912	(13,673)	(9,117)
Impairment of assets	—	—	4,537	—
Other operating items, net	438	188	658	286
Loss on early extinguishments and modifications of debt	—	16,509	—	19,809
Interest income (a)	—	—	(14,315)	—
Other, net	522	3,750	626	3,497
Total adjustments	6,161	21,359	(22,167)	14,475

Income tax effect for above adjustments	(1,418)	(4,591)	4,612	(3,096)
Impact of tax valuation allowance	(35,856)	—	(35,856)	—
Adjusted earnings	$161,341	$163,531	$338,774	$321,070

Net income per share, diluted	$1.89	$1.33	$3.81	$2.78
Pretax adjustments:
Project development, preopening and writedowns	0.05	0.01	(0.13)	(0.08)
Impairment of assets	—	—	0.04	—
Other operating items, net	—	—	0.01	—
Loss on early extinguishments and modifications of debt	—	0.15	—	0.18
Interest income (a)	—	—	(0.14)	—
Other, net	0.01	0.03	0.01	0.03
Total adjustments	0.06	0.19	(0.21)	0.13

Income tax effect for above adjustments	(0.02)	(0.04)	0.04	(0.03)
Impact of tax valuation allowance	(0.35)	—	(0.35)	—
Adjusted earnings per share, diluted	$1.58	$1.48	$3.29	$2.88

Weighted average diluted shares outstanding	102,071	110,259	102,867	111,303

__________________________________________

(a) Adjustment to the expected losses for interest on note receivable.

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt and other items, net,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, adjustments to the expected losses for interest on note receivable, the release of valuation allowances on deferred tax assets and other non-recurring adjustments, net, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures”.

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release, as well as in our earnings conference call remarks, include statements regarding continued growth in visitation and spending among the Company’s core customers, the Company’s views that it will be able to drive continued revenue and EBITDAR growth throughout its business, the impacts of COVID-19 on the Company, the Company’s operating strategy, the Company’s confidence in its long-term growth trajectory, and the Company’s plans with respect to share repurchases and returning capital to shareholders. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  Risks also include fluctuations in the Company's operating results; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending; the impact and effects of the local economies in the markets where the Company operates; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; developments in legalization of online gaming, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company; changes in laws and regulations, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states, manager of a tribal casino in northern California, and owner and operator of Boyd Interactive, a B2B and B2C online casino gaming business. The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation's leading sports-betting operator. With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering guests an outstanding entertainment experience and memorable customer service.  Through a long-standing company philosophy called Caring the Boyd Way, Boyd Gaming is committed to advancing Environmental, Social and Corporate Governance (ESG) initiatives that positively impact the Company's stakeholders and communities.  For additional Company information and press releases, visit https://investors.boydgaming.com.